QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.8

[MUNIFINANCIAL LOGO]

2005 Incentive Bonus Plan

1.     Eligibility

  a.
  The President and Division Managers are eligible for the Plan.

  b.
  An employee must have been employed at MuniFinancial for the last six (6) months of the calendar year for which an incentive bonus is to be paid. The bonus will be pro-rated by the portion of the year the person was employed.

  c.
  An employee must be employed with MuniFinancial at the time the bonus is paid.

2.     Procedure

  a.
  On or around the beginning of the calendar year, MuniFinancial will establish both a revenue and a pre-tax pre-bonus (PTPB) profit goal for the company. These goals must be approved or ratified by the Board of Directors.

  b.
  Revenue-producing Divisions will also establish revenue and PTPB profit goals that must be approved by the President.

  c.
  All revenue and profit goals will be measured in dollars.

  d.
  Administrative Division Managers will establish measurable goals for activities that support the success of the company. These goals must be approved by the President.

  e.
  Incentive bonuses will be paid after audited results are available for the year, usually in March or April of the subsequent year.

3.     Primary Condition

  a.
  For any Incentive Bonuses to be paid, the company must meet both its revenue and PTPB profit goals.

4.     Secondary Conditions

  a.
  For any Division Manager to receive an Incentive Bonus, the Primary Condition stated in Item 3 must first be met.

  b.
  To receive an Incentive Bonus, a Division must meet BOTH its revenue and PTPB profit goals.

  c.
  The results of all revenue-producing Divisions and the overall company will be subject to adjustment for outstanding accounts receivable aged over 90 days.

  •
  The President and the Division Manager will negotiate the quality of the receivable to determine if the associated revenue can remain in the current year or be recognized when collected.

  •
  Should aged accounts receivable be removed from the year's results, this deduction will apply to the division affected and the entire company.

5.     Bonus Calculation — President

  a.
  The President will be eligible for an Incentive Bonus only if the company achieves both its revenue and PTPB profit goals. If both goals are not met, then no Incentive Bonus will be rewarded.

President	25% of Base Salary

6.     Bonus Calculations — Division Manager

  a.
  The Division Manager will be eligible for an Incentive Bonus only if the company achieves both its revenue and PTPB profit goals and the assigned division meets both its goals. If both goals are not met, then no Incentive Bonus will be rewarded.

Division Manager and Others in 1(a)	15% of Base Salary

QuickLinks

  Exhibit 10.8
[MUNIFINANCIAL LOGO]
2005 Incentive Bonus Plan